UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2013 (May 31, 2013)

China Integrated Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34390	65-0854589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10F, Western International Square 2 Gaoxin Road Xi'an, Shaanxi Province, China
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 86-29 8268 3920

_____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 30, 2013, Mr. Junrong Guo, an independent director of the Company advised the Company that he has decided to resign from his position as a director on the Company’s Board of Directors, and from his position as a member of the Audit, Compensation and Nominating and Corporate Governance Committees, for personal reasons. Mr. Guo has stated that he has no disagreements with Company management and is not aware of any issues relating to the Company’s financial statements.

Item 8.01 Other Events

Effective as of May 31, 2013, the Company renewed the independent director agreements of each of Liren Wei and Stephen Markscheid. All material terms, including the compensation payable to each of Messrs. Wei and Markscheid, remains the same.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2013	China Integrated Energy, Inc.
	By:	/s/ Xincheng Gao
Name: Xincheng Gao
Title: Chief Executive Officer and President

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